UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2015

MASTECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400, Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 17, 2015, Mastech Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on June 15, 2015, Mastech, Inc., a wholly-owned subsidiary of the Company, completed its acquisition of substantially all of the assets comprising Hudson Global Resources Management, Inc.’s Hudson Information Technology staffing business (“Hudson IT”). Hudson Global Resources Management, Inc. is a wholly-owned subsidiary of Hudson Global, Inc. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include the historical audited and unaudited financial statements of Hudson IT and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Hudson IT as of and for the years ended December 31, 2014 and 2013, are filed herewith as Exhibit 99.2. The unaudited financial statements of Hudson IT as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, are filed herewith as Exhibit 99.3. The consent of KPMG LLP, Hudson Global IT’s Independent Auditor’s, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Hudson IT for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015, are filed herewith as Exhibit 99.4.

(d) Exhibits.

Exhibit No.	Description

10.1+	First Amendment to Second Amended and Restated Loan Agreement, dated June 15, 2015, by and among Mastech Holdings, Inc., Mastech, Inc., Mastech Alliance, Inc., Mastech Trademark Systems, Inc., Mastech Resourcing, Inc. and PNC Bank, National Association

10.2+	Second Amended and Restated Stock Pledge Agreement, dated June 15, 2015, made by Mastech Holdings, Inc. in favor of PNC Bank, National Association

2.1+	Asset Purchase Agreement, dated as of May 8, 2015, by and among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Mastech, Inc. (incorporated by reference from Mastech Holdings, Inc.’s Current Report on Form 8-K dated May 11, 2015)*

23.1	Consent of KPMG LLP

99.1+	Press Release of Mastech Holdings, Inc., dated June 16, 2015

99.2	Audited financial statements of Hudson IT as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Hudson IT as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.4	Unaudited pro forma condensed combined financial information of the Company and Hudson IT for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015

+	Previously filed.
*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this Asset Purchase Agreement have not been filed. Mastech Holdings, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH HOLDINGS, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

August 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1+	First Amendment to Second Amended and Restated Loan Agreement, dated June 15, 2015, by and among Mastech Holdings, Inc., Mastech, Inc., Mastech Alliance, Inc., Mastech Trademark Systems, Inc., Mastech Resourcing, Inc. and PNC Bank, National Association

10.2+	Second Amended and Restated Stock Pledge Agreement, dated June 15, 2015, made by Mastech Holdings, Inc. in favor of PNC Bank, National Association

2.1+	Asset Purchase Agreement, dated as of May 8, 2015, by and among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Mastech, Inc. (incorporated by reference from Mastech Holdings, Inc.’s Current Report on Form 8-K dated May 11, 2015)*

23.1	Consent of KPMG LLP

99.1+	Press Release of Mastech Holdings, Inc., dated June 16, 2015

99.2	Audited financial statements of Hudson IT as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Hudson IT as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.4	Unaudited pro forma condensed combined financial information of the Company and Hudson IT for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015

+	Previously filed.
*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this Asset Purchase Agreement have not been filed. Mastech Holdings, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.